LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Income Fund

Supplement dated April 6, 2020 to the

Prospectus and Statement of Additional Information, each dated April 1, 2020

The following table replaces the table in the subsection under “Multi-Asset Balanced Opportunity Fund – Management – Portfolio Managers” on page 16 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Chief Investment Officer	2016
Jeffrey O. Herzog, Partner and Portfolio Manager	2016

The following table replaces the table in the subsection under “Multi-Asset Income Fund – Management – Portfolio Managers” on page 31 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Chief Investment Officer	2016
Jeffrey O. Herzog, Partner and Portfolio Manager	2016

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” beginning on page 282 of the prospectus:

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads each Fund’s team. Mr. Martini joined Lord Abbett in 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015. Additional members of each Fund’s team are Robert A. Lee, Partner and Chief Investment Officer and Jeffrey O. Herzog, Portfolio Manager. Messrs. Lee and Herzog joined Lord Abbett in 1997 and 2013, respectively. Messrs. Martini, Lee, and Herzog, are jointly and primarily responsible for the day-to-day management of each Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Multi-Asset Balanced Opportunity Fund
Giulio Martini	2	1,171.8	0	0	0	0
Robert A. Lee	17	27,203.5	31	5,064.3	503	10,799.7[1,2]
Jeffrey O. Herzog	2	1,171.8	0	0	0	0

Multi-Asset Income Fund
Giulio Martini	2	2,467.8	0	0	0	0
Robert A. Lee	17	28,499.4	31	5,064.3	503	10,799.7[1,2]
Jeffrey O. Herzog	2	2,467.8	0	0	0	0

[1]	Includes $614.4 million for which Lord Abbett provides investment models to managed account sponsors.
[2]	Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $227.8 million in assets.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Multi-Asset Balanced Opportunity Fund*
Giulio Martini	Over $1,000,000
Robert A. Lee	$100,001-$500,000
Jeffrey O. Herzog	$10,001-$50,000

Multi- Asset Income Fund*
Giulio Martini	$0
Robert A. Lee	$100,001-$500,000
Jeffrey O. Herzog	$0
* Data as of December 31, 2019.

Please retain this document for your future reference.

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